UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



	                           FORM 8-K

	                       CURRENT REPORT
	            Pursuant to Section 13 or 15 (d) of the
	               Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                      August 19, 2005 (August 18, 2005)



	                       Thomas Nelson, Inc.
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	        (Exact Name of Registrant as Specified in Charter)


      Tennessee                  1-13788                    62-0679364
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  (State or other        (Commission File Number)        (I.R.S. Employer
  Jurisdiction of                                        Identification No.)
  Incorporation)


               501 Nelson Place
               Nashville, Tennessee                  37214-1000
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              (Address of Principal                  (Zip Code)
                Executive Offices)

                                 Not Applicable
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         (Former name or former address, if changed, since last report)


Registrant's telephone number, including area code:  615/889-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

             At the Annual Meeting of Shareholders on August 18, 2005, the Board of Directors of Thomas Nelson, Inc. (the "Company") announced the appointment of Michael S. Hyatt as Chief Executive Officer of the Company, effective immediately. Mr. Hyatt, 50, was serving as the Chief Operating Officer of the Company prior to his appointment under the terms of an existing employment agreement.
             A copy of the press release is furnished herewith as Exhibit 99.1.

             Also, at the Annual Meeting of Shareholders, the shareholders re-elected two members of the Board of Directors, Mr. Brownlee O. Currey, Jr. and Mr. W. Lipscomb Davis, Jr. A copy of the press release is furnished herewith as Exhibit 99.2.


Item 7.01.   Regulation FD Disclosure

             On August 18, 2005, Thomas Nelson, Inc. issued a press release announcing that its Board of Directors had declared a dividend.
             A copy of the press release is furnished herewith as Exhibit 99.2.


Item 9.01.   Financial Statements and Exhibits.

(c)  Exhibits:

     The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit
Number       Description of Exhibit
-------      ----------------------

99.1 Press release, dated August 18, 2005, announcing the appointment of Michael S. Hyatt as Chief Executive Officer to Thomas Nelson, Inc. by the Company's Board of Directors.

99.2 Press release, dated August 18, 2005, announcing that Thomas Nelson, Inc.'s shareholders had re-elected two members of the Board and the Board of Directors had declared a dividend.


     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this current report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.






	                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THOMAS NELSON, INC.


                                   By: /s/ Joe L. Powers
                                       -----------------------------
                                   Name:   Joe L. Powers
                                   Title:  Executive Vice President,
                                           Secretary and Chief Financial Officer


Date:  August 19, 2005



                              EXHIBIT INDEX

Exhibit
Numbers
-------

99.1 Press release, dated August 18, 2005, announcing the appointment of Michael S. Hyatt as Chief Executive Officer to Thomas Nelson, Inc. by the Company's Board of Directors.

99.2 Press release, dated August 18, 2005, announcing that Thomas Nelson, Inc.'s shareholders had re-elected two members of the Board and that the Board of Directors had declared a dividend.